UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2016
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road, Marysville, Ohio	43041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The Scotts Miracle-Gro Company (the “Company”) is hereby filing this Amendment No. 1 to its Current Report on Form 8-K which was filed with the Securities and Exchange Commission on November 3, 2016 (the “Original Form 8-K”), to adjust certain information regarding its results of operations for the three and twelve-months ended September 30, 2016 and its financial condition as of September 30, 2016.
On November 3, 2016, the Company issued a news release reporting information regarding its results of operations for the three and twelve-months ended September 30, 2016 and its financial condition as of September 30, 2016. The news release was furnished as Exhibit 99.1 to the Original Form 8-K. Subsequent to the filing of the Original Form 8-K, the Company revised “Income (loss) from discontinued operations, net of tax” to reflect updated estimates of assets transferred included within the gain on the divestiture of the Scotts LawnService® business. This revision had no impact on GAAP income from continuing operations, adjusted income attributable to controlling interest from continuing operations, Pro Forma Adjusted Earnings or Adjusted EBITDA.

Item 2.02. Results of Operations and Financial Condition.
The revised information regarding the Company’s results of operations for the three and twelve-months ended September 30, 2016 and its financial condition as of September 30, 2016 is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.
The revised information regarding the Company’s results of operations for the three and twelve-months ended September 30, 2016 and its financial condition as of September 30, 2016 includes the following non-GAAP financial measures as defined in Regulation G:
Adjusted net income (loss) attributable to controlling interest from continuing operations and adjusted diluted income (loss) per common share attributable to controlling interest from continuing operations (“Adjusted Earnings”) — These measures exclude charges or credits relating to impairments, restructurings, discontinued operations and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. In compliance with Regulation G, the Company has provided a reconciliation of adjusted net income (loss) attributable to controlling interest from continuing operations and adjusted diluted income (loss) per common share attributable to controlling interest from continuing operations to their most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). These reconciliations of non-GAAP financial measures are provided solely for the purpose of complying with Regulation G and not as an indication that these non-GAAP financial measures are substitutes for any of the Company’s GAAP financial measures.
Adjusted EBITDA — This measure is calculated as income (loss) before interest, taxes, depreciation and amortization as well as certain other items such as the impact of the cumulative effect of changes in accounting, costs associated with debt refinancing and other non-recurring or non-cash items affecting net income (loss). This measure provides additional information for determining the Company’s ability to meet debt service requirements. The presentation of adjusted EBITDA is intended to be consistent with the calculation of that measure as required by the Company’s borrowing arrangements, and used to calculate a leverage ratio (maximum of 4.50 at September 30, 2016) and an interest coverage ratio (minimum of 3.00 for the twelve months ended September 30, 2016). The Company’s calculation of adjusted EBITDA does not represent and should not be considered as an alternative to net income (loss) or cash flow from operations as determined by GAAP. The Company makes no representation or assertion that adjusted EBITDA is indicative of its cash flows from operations or results of operations. The Company has provided a reconciliation of income (loss) from continuing operations to adjusted EBITDA solely for the purpose of complying with Regulation G and not as an indication that adjusted EBITDA is a substitute measure for income (loss) from continuing operations.
Pro Forma Adjusted Earnings (Loss) and Pro Forma Adjusted Earnings (Loss) per common share — These measures are calculated as net income (loss) attributable to controlling interest, excluding charges or credits relating to impairments, restructurings and other unusual items such as costs or gains related to discrete projects or transactions that are apart from and not indicative of the results of the operations of the business. These measures also include income (loss) from discontinued operations related to the SLS Business; however, exclude the gain on the contribution of the SLS Business to the Joint Venture. The Company has provided a reconciliation of Pro Forma Adjusted Earnings (Loss) and Pro Forma Adjusted Earnings (Loss) per common share to their most directly comparable financial measures calculated and presented in accordance with GAAP. These reconciliations of non-GAAP financial measures are provided solely for the purpose of complying with Regulation G and not as an indication that these non-GAAP financial measures are substitutes for any of the Company’s GAAP financial measures.
The Company’s management believes that these non-GAAP financial measures are indicative of the Company’s ongoing earnings capabilities and that disclosure of these non-GAAP financial measures therefore provides useful information to investors and other users of the financial statements, such as lenders. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
99.1	Revised results of operations for the three and twelve-months ended September 30, 2016 and financial condition as of September 30, 2016 for The Scotts Miracle-Gro Company

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated: November 22, 2016	By:	/s/ THOMAS RANDAL COLEMAN
Printed Name: Thomas Randal Coleman
Title: Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Current Report on Form 8-K
Dated November 22, 2016
The Scotts Miracle-Gro Company

Exhibit No.	Exhibit Description

99.1	Revised results of operations for the three and twelve-months ended September 30, 2016 and financial condition as of September 30, 2016 for The Scotts Miracle-Gro Company

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